UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 1, 2017

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Lagoon Drive, Redwood City, California 94065

(Address of Principal Executive Offices) (Zip Code)

(650) 598-6000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 1, 2017, Equinix, Inc. (“Equinix”) completed the purchase of 29 data centers and their operations located in the United States, Brazil and Colombia from Verizon Communications Inc. (“Verizon”) (the “Transaction”), pursuant to the Transaction Agreement between Equinix and Verizon dated December 6, 2016 (the “Transaction Agreement”). Equinix paid a cash purchase price of approximately $3.6 billion in the Transaction.

The foregoing summary of the Transaction and the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the terms and conditions of (i) the Transaction Agreement, a copy of which was filed as Exhibit 2.1 to Equinix’s Current Report on Form 8-K filed on December 6, 2016, (ii) Amendment No. 1 to the Transaction Agreement (“Amendment No. 1”) dated as of February 23, 2017 by and between Equinix and Verizon, a copy of which was filed as Exhibit 2.5 to Equinix’s Annual Report on Form 10-K for the year ended December 31, 2016, and (iii) Amendment No. 2 to the Transaction Agreement (“Amendment No. 2”) dated as of April 30, 2017 by and between Equinix and Verizon, a copy of which is filed hereto as Exhibit 2.1, each of which are incorporated herein by reference. Reference to the Transaction Agreement herein shall be deemed to be to the Transaction Agreement as amended by Amendment No. 1 and Amendment No. 2.

The representations and warranties and covenants set forth in the Transaction Agreement have been made only for the purposes of the Transaction Agreement and solely for the benefit of the parties to the Transaction Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties to the Transaction Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, such representations and warranties were made only as of the dates specified in the Transaction Agreement. Accordingly, the Transaction Agreement is incorporated by reference in this filing only to provide investors with information regarding the terms of the Transaction Agreement and not to provide investors with any other factual information regarding the parties or their respective businesses.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
2.1	Amendment No. 2 to the Transaction Agreement, dated April 30, 2017, by and between Verizon Communications Inc. and Equinix, Inc. *

*	Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

By:	/s/ Keith D. Taylor
Name:	Keith D. Taylor
Title:	Chief Financial Officer

Date: May 1, 2017

EXHIBIT INDEX

Exhibit No.	Description
2.1	Amendment No. 2 to the Transaction Agreement, dated April 30, 2017, by and between Verizon Communications Inc. and Equinix, Inc. *

*	Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.